                                                                       Exhibit A


                      LICHTIN 1997 ACQUISITION PROPERTIES
                            (AS DEFINED IN NOTE 1)
                      COMBINED STATEMENTS OF REVENUE AND
                        CERTAIN EXPENSES FOR THE YEARS
                  ENDED DECEMBER 31, 1996, 1995 AND 1994 AND
           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Weeks Corporation:

We have audited the accompanying combined statements of revenue and certain expenses of the Lichtin 1997 Acquisition Properties, as defined in Note 1, for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the Lichtin 1997 Acquisition Properties after their acquisition by Weeks Corporation. The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Weeks Corporation's Form 8-K and are not intended to be a complete presentation of the Lichtin 1997 Acquisition Properties' revenue and expenses.

In our opinion, the combined statements of revenue and certain expenses present fairly, in all material respects, the revenue and certain expenses (exclusive of expenses described in Note 1) of the Lichtin 1997 Acquisition Properties for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 13, 1998

                      LICHTIN 1997 ACQUISITION PROPERTIES
                            (AS DEFINED IN NOTE 1)
              COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

-----------------------------------------------------------------------------------------------------------
                                      Nine Months       Year Ended       Year Ended        Year Ended
                                    Ended Sept. 30,      Dec. 31,         Dec. 31,          Dec. 31,
(In thousands)                           1997              1996             1995              1994
-----------------------------------------------------------------------------------------------------------
                                      (Unaudited)
Revenue:
     Rental income                 $         2,437    $       4,347     $       4,670    $       4,555
     Tenant reimbursements                   1,179            2,187             2,362            2,408
-----------------------------------------------------------------------------------------------------------
                                             3,616            6,534             7,032            6,963
-----------------------------------------------------------------------------------------------------------

Certain Expenses:
     Property operating and
         maintenance                         1,176            2,100             2,241            2,302
     Real estate taxes                         215              381               381              418
-----------------------------------------------------------------------------------------------------------
                                             1,391            2,481             2,622            2,720
-----------------------------------------------------------------------------------------------------------

Revenue in Excess of
     Certain Expenses              $         2,225    $       4,053     $       4,410    $       4,243
===========================================================================================================


The accompanying notes are an integral part of these financial statements.

                      LICHTIN 1997 ACQUISITION PROPERTIES
         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Description of Real Estate Properties Acquired

     The accompanying financial statements include the combined operations (see "Basis of Presentation" below) of 15 industrial and surburban office properties (the "Lichtin 1997 Acquisition Properties") located in the Research Triangle area of North Carolina and owned by entities affiliated with Lichtin Properties, Inc. ("Lichtin"). The Lichtin entities are a related party of Weeks Corporation (the "Company") and Weeks Realty, L.P. (the "Operating Partnership") resulting from their ownership interests in the Company and the Operating Partnership.

     On December 31, 1996, the Company, through the Operating Partnership, acquired the business operations of Lichtin and a significant portion of its industrial and suburban office portfolio. In conjunction with the initial closing transaction, the Company agreed, subject to completion of certain properties under development and the updating of its due diligence procedures, to acquire additional industrial and suburban office properties from Lichtin. As detailed in the table below, the Company has acquired the following properties from Lichtin during 1997 on the dates detailed below.

        Date                                       Year          Square
      Acquired      Property Name               Constructed       Feet         Property Type
--------------------------------------------------------------------------------------------------------
       1/31/97      409A Airport Blvd.             1982           85,129       Business distribution
       1/31/97      409B Airport Blvd.             1983           42,712       Business distribution
       1/31/97      409C Airport Blvd              1986           26,215       Business distribution
       7/1/97       100 Perimeter Park Dr.         1987           55,664       Business service
       7/1/97       200 Perimeter Park Dr.         1987           55,664       Business service
       7/1/97       300 Perimeter Park Dr.         1986           55,664       Business service
       7/1/97       400 Perimeter Park Dr.         1983           74,088       Business service
       7/1/97       500 Perimeter Park Dr.         1985           74,017       Business service
       7/1/97       800 Perimeter Park Dr.         1984           55,637       Business service
       7/1/97       1000 Perimeter Park Dr.        1982           56,436       Business service
       8/1/97       1100 Perimeter Park Dr.        1990           84,950       Business service
       10/1/97      2600 Perimeter Park Dr.        1996           70,848       Business service
       10/1/97      2000 Perimeter Park Dr.        1997           55,636       Suburban office
       10/1/97      4000 Regency Pkwy.             1997          102,561       Suburban office
       10/1/97      101 Innovation Ave.            1996           97,200       Business distribution

     Basis of Presentation

     The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the Lichtin 1997 Acquisition Properties after their acquisition by the Operating Partnership, such as property management fees, interest, depreciation, amortization and other costs not directly related to the future operations of the Lichtin 1997 Acquisition Properties.

     The unaudited combined financial statement for the period from January 1, 1997 to the earlier of the building acquisition dates or September 30, 1997 has been included to comply with the applicable rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of historical revenue and certain expenses for such properties for any period other than as defined herein. The historical revenue and certain expenses of the above listed properties subsequent to their acquisition dates have been excluded from this financial statement as such amounts are included in the historical financial statements of the Company.

     The four buildings acquired on October 1, 1997, commenced rental operations in 1997. Prior to 1997, these buildings were under development.

     Use of Estimates

     The preparation of the combined statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.


2.   LEASING ACTIVITY:

     Future minimum rentals due under noncancelable operating leases with tenants as of December 31, 1996, are as follows (in thousands):

     ---------------------------------------------------------------------------
                Year                                      Amount
     ---------------------------------------------------------------------------

                1997                                  $     4,147
                1998                                        3,843
                1999                                        3,616
                2000                                        2,642
                2001                                          288
             Thereafter                                       199
     ---------------------------------------------------------------------------
                                                      $    14,735
     ---------------------------------------------------------------------------

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,179,000 for the nine months ended September 30, 1997 (unaudited) and $2,187,000, $2,362,000 and $2,408,000 for the years ended December 31,
     1996, 1995 and 1994, respectively. Certain leases contain options to renew.

     During the years ended December 31, 1996, 1995 and 1994, respectively, 64%, 60% and 62% of rental revenues were received from one tenant (Northern Telecom, Ltd.), which occupies space in six of the buildings. The lease for these spaces expires in July 2005 and includes an option for the tenant to terminate the lease in June 2000 subject to the payment of termination fees and certain space restoration costs. Future minimum rents, excluding the termination fee of $634,000 included in 2000, would be $3,400,000, $3,070,000 and $9,938,000 for 2000, 2001 and the periods thereafter, respectively, if the tenant discussed herein does not exercise its early termination option in 2000.